EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF

SHARING ECONOMY INTERNATIONAL INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Sharing Economy International Inc. for the quarter ended June 30, 2026, the undersigned, Johnny Chen, Chief Financial Officer of Sharing Economy International Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 fairly presents, in all material respects, the financial condition and results of operations of Sharing Economy International Inc.

Date: August 14, 2026		/s/ Johnny Chen
	Name:	Johnny Chen
Chief Financial Officer
(principal accounting officer and principal financial officer)